UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2009
PROLOGIS
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of Incorporation)	1-12846 (Commission File Number)	74-2604728 (I.R.S. Employer Identification No.)

4545 Airport Way, Denver, Colorado	80239

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (303) 567-5000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     A schedule of the Optional Cash Payment Dates for the 2009 and 2010 calendar years is set forth below with respect the ProLogis 1999 Dividend Reinvestment and Share Purchase Plan (the terms of which are contained in a Prospectus dated January 4, 2007 filed with respect to ProLogis’ Registration Statement on Form S-3 (File No. 333- 102166)).

Optional Cash Payments
2009 Investment Dates	2010 Investment Dates
January 15, 2009	January 15, 2010
January 30, 2009	January 29, 2010
February 13, 2009	February 12, 2010
February 27, 2009	February 26, 2010
March 16, 2009	March 15, 2010
March 31, 2009	March 31, 2010
April 15, 2009	April 15, 2010
April 30, 2009	April 30, 2010
May 15, 2009	May 14, 2010
May 29, 2009	May 31, 2010
June 15, 2009	June 15, 2010
June 30, 2009	June 30, 2010
July 15, 2009	July 15, 2010
July 31, 2009	July 30, 2010
August 14, 2009	August 16, 2010
August 31, 2009	August 31, 2010
September 15, 2009	September 15, 2010
September 30, 2009	September 30, 2010
October 15, 2009	October 15, 2010
October 30, 2009	October 29, 2010
November 16, 2009	November 15, 2010
November 30, 2009	November 30, 2010
December 15, 2009	December 15, 2010
December 31, 2009	December 30, 2010
     The Optional Cash Payment Dates listed above are subject to change at ProLogis’ discretion.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
Date: January 13, 2009	By:	/s/ Edward S. Nekritz
		Name:	Edward S. Nekritz
		Title:	General Counsel and Secretary